Exhibit 99.C

Third Quarter 2006 Financial & Operational Update November 6, 2006 the place to work the neighbor to have the company to own

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt-reduction, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Exploration and Production segment despite delays in resuming production shut-in due to hurricanes Rita and Katrina; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; the outcome of litigation, including class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, net debt, and total liquidity, and per unit total cash expenses, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Third Quarter Highlights Third consecutive profitable quarter Pipelines continue to deliver Outstanding financial results Continued progress on expansions Continued progress on rate cases E&P has solid quarter New leadership on board Volumes up New deep shelf discovery Continued progress on legacy issues

Significant Progress on Legacy Items Exit domestic power Downsize gas trading book Completed sale of ICE shares Closed $61 MM of international power sales Shareholder litigation Macae, Araucaria disputes Cordova tolling agreement SEC & DOJ investigations July To-Date First Six Months 2006 More issues now behind us 5

Financial Results

Financial Results EBIT Interest and debt expense Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of taxes Net Income (loss) Preferred stock dividends Net income (loss) available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations, net of income taxes Total diluted EPS $ 359 (310) 49 (86) 135 - 135 9 $ 126 $ 0.18 - $ 0.18 2006 2005 Three Months Ended September 30, ($ Millions) $ (92) (337) (429) (136) (293) (19) (312) 9 $ (321) $ (0.47) (0.03) $ (0.50)

Items Impacting 3Q 2006 Results MTM on production puts, calls, & swaps (trade book)2 MTM on production basis hedges (E&P other revenues) MCV sale-MTM impact (trade book) Revolver debt restructuring charge Resolution of tax matters $ 48 (45) (133) (17) - Pre-tax $ 31 (29) (85) (11) 105 After-tax1 ($ Millions) 1Assumes 36% tax rate 2Net of settlements and excluded from 2006 earnings target

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Three Months Ended September 30, 2006 $ 305 141 (108) 38 (17) $ 359 Capital Expenditures1 EBIT DD&A ($ Millions) $ 114 163 1 - 4 $ 282 $ 2952 314 - - 6 $ 615 1Cash basis 2Includes $48 MM of capital relating to hurricanes

Cash Flow Summary $ 663 983 1,646 356 2,002 10 $ 2,012 $ 1,639 $ - $ 108 Net income (loss) from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Acquisitions, net of cash acquired Dividends paid ($ Millions) 2006 2005 Nine Months Ended September 30, Continued strong operating cash flow $ (113) 903 790 (1,177) (387) (11) $ (398) $ 1,260 $ 1,023 $ 85

2006 Analysis of Working Capital and Other Changes $ 896 (59) (205) (135) (141) $ 356 Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in receivable/payable Other Total working capital changes & other Nine Months Ended September 30, 2006 ($ Millions) $442 MM associated with power book sale

Balance Sheet Summary *Macae project debt is included in liabilities for discontinued operations and was subsequently retired in April 2006 Total financing obligations Macae project debt* Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity ($ Millions) $ 15,179 $ - $ 19,950 $ 759 $ 14,420 8.1% $ 1,651 September 30, 2006 $ 18,009 $ 225 $ 21,654 $ 2,132 $ 16,102 7.9% $ 2,303 December 31, 2005 $3.1 billion reduction in gross debt through September 30, 2006

Pipelines

Highlights Excellent financial results EBIT up 12% from 3Q 2005; up 13% YTD Encouraging developments on EPNG rate case CIG rate settlement approved by FERC Significant progress on growth projects

Pipelines Segment Financial Results EBIT Capital expenditures* Before hurricanes After hurricanes Total throughput (BBtu/d) 100% Equity investments Total throughput Three Months Ended September 30, 2006 2005 $ 305 $ 247 $ 295 19,439 2,936 22,375 ($ Millions) $ 272 $ 237 $ 240 18,019 2,881 20,900 *Cash basis

Third Quarter Throughput Review

% Increase 3Q 2006 vs. 3Q 2005


TGP
9%
Power loads in Mexico, Gulf Coast, and New England
ANR
(1)%
Steady market
SNG
18%
Power loads in Southeast and deliveries to other pipes
EPNG
4%
Power load in California (hydro down)
CIG
15%
Cheyenne Plains, WIC expansion, Piceance Basin volumes

8% increase in throughput reflects power demand and supply-related transportation

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Expansion Milestones Filed with FERC: SNG Elba III and Elba Express $ 930 FERC Certificates issued: SNG Cypress 244 TGP Essex Middlesex 38 Expected in-service in 4Q: ANR Wisconsin 2006 47 TGP Northeast ConneXion NY/NJ 26 Cheyenne Plains Yuma County Lateral 23 Capital ($ Millions)

New Expansions-Signed PAs ANR STEP 2007 & 2008 $ 95 CIG Front Range delivery infrastructure 145 CIG Raton Expansion 12 $252 MM of committed projects YTD Capital ($ Millions) 18

Outlook for Continued Growth is Excellent TGP NE ConneXion New England $103 MM November 2007 136 MMcf/d TGP Essex- Middlesex $38 MM November 2007 82 MMcf/d TGP NE ConneXion NY/NJ $26 MM November 2006 42 MMcf/d SNG Cypress Phase I / II $244 MM/$19 MM May 2007/Mid-2008 220 MMcf/d/116 MMcf/d FGT Phase VII-Part I and II $63 MM/$0 MM May 2007/ May 2008 60 MMcf/d/20 MMcf/d SNG Elba Expansion III & Elba Express $930 MM 2010-2012 8.4 Bcf/900 MMcfd TGP LA Deepwater Link $55 MM January 2007 850 MMcf/d TGP/ANR Eugene Island 371 $41 MM January 2007 200 MMcf/d ANR Wisconsin 2006 $47 MM November 2006 168 MMcf/d ANR STEP $95 MM 2007/08 27 Bcf/412 MMcf/d Mexico JV-LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d Mexico JV- Sonora $406 MM (33%) 2010/2011 1,000-1,250 MMcf/d EPNG Sonora Lateral $152 MM April 2011 1,000 MMcf/d WIC Kanda Lateral $141 MM January 2008 Up to 410 MMcf/d EPNG Arizona Storage $118 MM June 2010 3.5 Bcf/350 MMcf/d CP Yuma Lateral $23 MM December 2006 49 MMcf/d Cheyenne Plains Expansion $26 MM April 2008 90 MMcf/d CIG High Plains Project $145 MM December 2008/July 2009 965 MMcf/d SNG Cypress Phase III $61 MM May 2010 164 MMcf/d Growth project portfolio approximately $3 Billion FERC Certificated/ Under Construction Signed PA's Future Projects CIG Raton Expansion $12 MM November 2007 29 MMcf/d TGP Carthage Expansion $34 MM May 2009 100 MMcf/d SNG New Home Storage $145 MM 3Q 2010 7 Bcf/700 Mcf/d 19

Exploration & Production and Other

E&P Accomplishments Continued sequential production growth Continued drilling success GOM hurricane recovery complete New deep shelf discovery

E&P Results EBIT Capital expenditures2 Acquisitions Production (MMcfe/d) Consolidated volumes Four Star equity volumes Production costs ($/Mcfe) General and administrative expenses ($/Mcfe) Other ($/Mcfe) Total cash expenses ($/Mcfe) $ 141 1 $ 314 $ - 744 66 $ 1.35 0.57 0.03 $ 1.95 2005 2006 Three Months Ended September 30, 1Includes $(45) MM MTM impact of basis hedges and does not include cash benefit of $19 MM settlement of production-related hedges in Marketing & Trading 2Cash basis ($ Millions) $ 169 $ 195 $ 845 736 23 $ 1.06 0.65 0.03 $ 1.74

Drilling Success High (Pc<40%) Med Low (Pc>80%) Predicted Actual GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 35% 67% 68% 94% 100% 100% TGC Expl. Risk Int'l Dev. 3 35 336 YTD Gross Wells Drilled Success Rate Continued drilling success through 3Q 99% success rate YTD

1Q 2006 2Q 2006 3Q 2006 Onshore 405 411 415 TGC 195 187 183 GOM/SLA 133 165 189 International 32 22 23 Production Update1 810 411 1872 165 32 785 22 765 405 195 133 MMcfe/d 1Includes proportionate share of Four Star equity volumes 2Sold properties in South Texas in 2Q producing 5 MMcfe/d Averaged approximately 830 MMcfe/d in October 23 189 183 415

Region Production Status 2006 production outlook 790-800 MMcfe/d 2006 exit rate estimated at 830-850 MMcfe/d Texas Gulf Coast International Four Star Onshore Gulf of Mexico/S. Louisiana Status Meeting expectations Meeting expectations Meeting expectations Slightly below expectations Below expectations Comments Rig availability, program timing Hurricane-related delays 25

Gulf of Mexico/S. Louisiana Activity August 7 Forecast Wells completing Wells drilling Wells to be drilled Current Forecast Wells completing Wells drilling Wells to be drilled 3 3 1 3 2 - 3Q 2006 3 2 1 - - 1 4Q 2006 1Q 2007 - - - 3 1 - Production Online by 12/31/06E (MMcfe/d) 35-50 20-35 10-15 18 10 3-4 Wells Online Comments Construction delays Drilling delays; two* dry holes One dry hole Significant GOM discoveries expect to bring 25-40 MMcfe/d by 1Q 2007 *One of two dry holes carried-no cost to EP 26

New Deep Shelf Discovery: West Cameron Block 132 Working interest: 30% (10.6% of total capital costs) TD: 20,295 feet Flow test: 28 MMcfe/d gross; 8 MMcfe/d net Est. production date: March 2007 WC 132 #1

E&P Cash Costs 3Q 2005 cash costs Hurricane repairs Power, chemicals, and fuel inflation Workovers, maintenance, and repairs Lower G&A Other 3Q 2006 cash costs $ 1.74 0.06 0.09 0.15 (0.10) 0.01 $ 1.95 $/Mcfe $/Millions $ 118 4 6 10 (7) 1 $ 132

E&P Summary Drilling success rate exceeding expectations Visible production growth GOM logistics remain challenging Solid momentum heading into 2007 New leadership in place

Marketing & Trading

Marketing & Trading Results EBIT MTM gas1 MTM for Production puts, calls, and swaps2 MTM power MTM Cordova Tolling Agreement Settlements, demand charges, and other Operating expenses and other income Reported EBIT $ (186) 67 27 - (13) (3) $ (108) Three Months Ended September 30 2006 2005 ($ Millions) $ (67) (390) 26 45 (3) (9) $ (398) 12006 includes $133 MM loss from affiliated portion of MCV supply contract 2Net of cash settlements is $48 MM in 2006 and $(382) MM in 2005

Mark-to-Market (MTM) Natural Gas Book 3Q Partial Divestiture Eliminated basis exposure at 20 different locations out to 2015 Flattened fixed-price exposure Reduced earnings volatility and credit risk Cut deal count by 216 (3,824 to 1,420 reduction since 9/30/05) Gas book has minimal volatility

MTM Trade Book by Commodity Gas Power Power Economic hedges Low Low Medium High Includes ($133) MM Accrual MCV position moved to MTM book; remaining fixed price position is flat Remaining commodity position hedged at PJM west hub Open PJM basis position $(249) MM liability eliminated due to roll-off and falling gas prices $ (216) $ (296) $ (125) $ 27 Volatility Status Approx. Value at 9/30/06 ($ MM) Continue to pursue opportunities to downsize book and eliminate accrual obligations

Pipelines E&P 60 40 EP Value Proposition E&P 40% Pipelines 60% Emerging growth Significant commodity upside $8 floors in 2007 mitigate downside Acquisition opportunities High visibility growth Low-beta business Low commodity risk Visible Growth + High-Impact Growth Opportunities + Limited Commodity Downside + Improved Balance Sheet = Great Outlook

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit Total Cash Expenses equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $1.25 billion credit agreement, El Paso's $500 MM letter of credit facility and El Paso Exploration and Production Company's $500 MM credit agreement. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

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Net Debt Reconciliation Total debt Macae project debt Total cash and cash equivalents Outstanding net debt $ 15.2 - 0.8 $ 14.4 $ Billions $ 18.0 0.2 2.1 $ 16.1 September 30, 2006 December 31, 2005

Non-GAAP Reconciliation: Total Cash Expenses 2006 total equivalent volumes (MMcfe): 68,490 2005 total equivalent volumes (MMcfe): 67,684 Total operating expense Depreciation, depletion, and amortization Costs of products and services Total cash expenses ($/Mcfe)* $ 282 (153) (11) Total ($ MM) Per Unit ($/Mcfe) Three Months Ended September 30, 2006 $ 318 (163) (23) $ 4.64 (2.38) (0.31) $ 1.95 Total ($ MM) Per Unit ($/Mcfe) 2006 2005 $ 4.17 (2.26) (0.17) $ 1.74 *Excludes costs associated with equity investment in Four Star

Non-GAAP Reconciliation: Total Liquidity Readily available cash Available capacity under credit facilities Total liquidity $ 614 1,037 $ 1,651 $ 1,975 328 $ 2,303 September 30, 2006 December 31, 2005

Production-Related Derivative Schedule See El Paso's Form 10-Q filed 11/06/06 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: Positions are as of September 30, 2006 (Contract months: October 2006-Forward) Crude Oil Notional Volume (MMBbls) Average Hedge Price Average Cash Price Notional Volume (MMBbls) Average Hedge Price Notional Volume (MMBbls) Average Hedge Price Economic-EPEP Fixed Price Economic-EPM Fixed Price 0.09 0.26 $35.15 $58.81 $35.15 $58.81 Ceiling Floor 0.19 1.01 1.01 $35.15 $60.38 $55.00 0.93 0.93 $57.03 $55.00 2006 2007 2008 Natural Gas Notional Volume (Bcf) Average Hedge Price Average Cash Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Designated-EPEP Fixed Price-Legacy1 4.6 $3.42 16.0 $3.74 Fixed Price Ceiling Floor 4.6 0.8 129.6 129.6 $3.28 $5.23 $16.02 $8.00 Economic-EPM Fixed Price Ceiling 18.0 $10.00 16.8 $8.75 Floor 20.9 0.5 6.3 15.0 30.0 $6.30 $5.28 $8.11 $9.50 $7.00 $3.93 $5.28 $8.11 $9.50 $7.00 18.0 $6.00 16.8 $6.00 2009-2012 2006 2007 2008

Financial Results EBIT Interest and debt expense Preferred interests of consolidated subsidiaries Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of taxes Net Income (loss) Preferred stock dividends Net income (loss) available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations, net of income taxes Total diluted EPS $ 1,734 (990) - 744 81 663 (22) 641 28 $ 613 $ 0.90 (0.03) $ 0.87 2006 2005 Nine Months Ended September 30 ($ Millions) $ 809 (1,013) (9) (213) (100) (113) (331) (444) 17 $ (461) $ (0.20) (0.52) $ (0.72)

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Nine Months Ended September 30, 2006 $ 1,118 503 113 51 (51) $ 1,734 Capital Expenditures1 EBIT DD&A ($ Millions) $ 344 465 3 1 19 $ 832 $ 823 2 799 - - 17 $ 1,639 1Cash basis 2Includes $243 MM of capital relating to hurricanes

Non-GAAP Reconciliation: Total Liquidity Readily available cash Available capacity under credit facilities Total liquidity $ 614 1,037 $ 1,651 $ 1,975 328 $ 2,303 September 30, 2006 December 31, 2005 $ Millions 45

E&P Results EBIT1 Capital expenditures2 Acquisitions Production (MMcfe/d) Consolidated volumes Four Star equity volumes Production costs ($/Mcfe) General and administrative expenses ($/Mcfe) Other ($/Mcfe) Total cash expenses ($/Mcfe) $ 503 $ 799 $ - 719 67 $ 1.20 0.62 0.03 $ 1.85 2005 2006 Nine Months Ended September 30 1Includes $(40) MM MTM impact of basis hedges and does not include cash benefit of $22 MM settlement of production-related hedges in Marketing & Trading 2Cash basis ($ Millions) $ 528 $ 658 $ 1,023 762 8 $ 0.90 0.62 0.05 $ 1.57 46

Marketing & Trading Results EBIT MTM gas1 MTM for Production puts, calls, and swaps2 MTM power MTM Cordova Tolling Agreement Settlements, demand charges, and other Operating expenses and other income Reported EBIT Number of legacy transactions $ (157) 256 64 - (45) (5) $ 113 1,420 Nine Months Ended September 30 2006 2005 ($ Millions) $ 52 (508) (46) (66) (17) (28) $ (613) 3,824 12006 includes $133 MM loss from affiliated portion of MCV supply contract 2Net of cash settlements is $234 MM in 2006 and $(500) MM in 2005

Third Quarter 2006 Financial & Operational Update November 6, 2006 the place to work the neighbor to have the company to own